[AIRCRAFT INFORMATION SERVICES, INC. LETTERHEAD]


                                                                    Exhibit 23.2





                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-1 (file number 333-56575) to be filed with the Securities and Exchange Commission.

Dated: October 26, 2000



                                            AIRCRAFT  INFORMATION SERVICES, INC.

                                            By: /s/ John D. McNicol
                                               ---------------------------------
                                                Name:  John D. McNicol
                                                Title: Vice President-Appraisals
                                                       & Forecasts